UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2009

Rockwell Automation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 South Second Street, Milwaukee, Wisconsin		53204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-382-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under "Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under "Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 16, 2009, Registrant entered into (1) a $267,500,000 unsecured revolving 364-day credit agreement among Registrant, the Banks listed therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon, and Wells Fargo Bank, National Association, as Documentation Agents, and (2) a $267,500,000 three-year unsecured revolving credit agreement among Registrant, the Banks listed therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon, and Wells Fargo Bank, National Association, as Documentation Agents (collectively, the "Agreements").

The proceeds of borrowings under the Agreements will be used for general corporate purposes, including commercial paper backstop.

Borrowings under the Agreements will bear interest at variable rates equal to, at Registrant’s election (1) the sum of a base rate margin and the highest of (a) the prime rate, (b) the sum of the federal funds rate plus ½ of 1% and (c) the sum of 1% plus the London Interbank Offered Rate for deposits in dollars with a one-month maturity or (2) the sum of a euro-dollar rate margin based on Registrant’s credit rating plus the London Interbank Offered Rate for deposits in dollars with a maturity equal to the interest period selected by Registrant. The base rate margin is the excess, if any, of the euro-dollar margin over 1.00%. The euro-dollar margin for a given credit rating level is the greater of (x) a floor rate for that credit rating and (y) a percentage of the CDX Index (Markit Series 11 CDX.NA.IG Credit Default Swap Index) for that credit rating. Registrant elects the basis of the interest rate at the time of each borrowing and may elect to change the rate from time to time.

The 364-day credit agreement includes a term-out option that allows Registrant to borrow, on March 15, 2010, up to $267,500,000 as a term loan for one year. A fee of 1% of the loan amount is due upon exercise of the term-out option. The interest rate on the term-out loan is subject to the same interest rate provisions described above, with the exception that the floor rate for the credit rating is increased by 0.50%.

The Agreements contain, among other things, conditions precedent, covenants, representations and warranties and events of default customary for facilities of this type. Such covenants restrict certain incurrence of secured indebtedness, consolidations and mergers, sales of assets and sale and lease-back transactions, subject to certain exceptions. The Agreements also include a covenant under which Registrant would be in default if its debt to capital ratio were to exceed 60 percent.

Under certain conditions the lending commitments under the Agreements may be terminated by the lenders and amounts outstanding under the Agreements may be accelerated. Bankruptcy and insolvency events with respect to Registrant or certain of its subsidiaries will result in an automatic termination of lending commitments and acceleration of the indebtedness under the Agreements. Subject to notice and cure periods in certain cases, other events of default under the Agreements will result in termination of lending commitments and acceleration of indebtedness under the Agreements at the option of the lenders. Such other events of default include failure to pay any principal when due, failure to comply with covenants, breach of representations or warranties in any material respect, non-payment or acceleration of other material debt of Registrant and its subsidiaries or a change of control of Registrant.

The foregoing summary of the Agreements does not purport to be a complete description of the terms and conditions of the Agreements and is qualified by the full text of the Agreements attached as Exhibits 99.1 and 99.2, which are incorporated herein by reference. The Agreements have been attached to provide investors with more complete information regarding the terms and conditions of the Agreements, and they are not intended to be a source of factual, business or operational information about Registrant.

The Agreements replace the $600,000,000 Five-Year Credit Agreement dated as of October 26, 2004 among the Company, the Banks listed on the signature pages thereof, Bank of America, N.A., Citibank, N.A., Deutsche Bank Securities Inc., and UBS AG Stamford Branch, as Syndication Agents, Mellon Bank, N.A. and Wells Fargo Bank, N.A., as Co-Syndication Agents, and JPMorgan Chase Bank, as Administrative Agent (collectively, the "Terminated Agreement"), which was terminated concurrently with Registrant entering into the Agreements. The conditions precedent, covenants, representations and warranties and events of default set forth in the Agreements and the Terminated Agreement are substantially the same. No material early termination penalties were incurred by Registrant in connection with terminating the Terminated Agreement.

From time to time, Registrant and the lenders under the Agreements and the Terminated Agreement (or affiliates of the lenders) may engage in other transactions, including arrangements under which a lender or an affiliate of the lender participates in interest rate swap or hedging arrangements with Registrant, serves as agent or placement agent for or purchaser of commercial paper issued by Registrant, provides cash management or commercial banking services to Registrant, provides lines of credit to Registrant or its affiliates or manages Registrant’s pension fund assets. The Bank of New York Mellon Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A., successor to JPMorgan Chase Bank, successor to The Chase Manhattan Bank, successor to Mellon Bank, N.A.), a subsidiary of The Bank of New York Mellon, a lender and Documentation Agent under the Agreements, is trustee under the Indenture dated as of December 1, 1996, between Registrant and The Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which Registrant has issued certain long-term indebtedness. In addition, BNY Mellon Shareowner Services, an affiliate of The Bank of New York Mellon (a lender and Documentation Agent under the Agreements), is transfer agent for Registrant’s common stock.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 364-Day Credit Agreement dated as of March 16, 2009 among the Company, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon and Wells Fargo Bank, National Association, as Documentation Agents

99.2 Three-Year Credit Agreement dated as of March 16, 2009 among the Company, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon, and Wells Fargo Bank, National Association, as Documentation Agents

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwell Automation, Inc.

March 16, 2009	By:	Douglas M. Hagerman

Name: Douglas M. Hagerman
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	364-Day Credit Agreement dated as of March 16, 2009 among the Company, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon and Wells Fargo Bank, National Association, as Documentation Agents
99.2	Three-Year Credit Agreement dated as of March 16, 2009 among the Company, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Citibank, N.A., The Bank of New York Mellon, and Wells Fargo Bank, National Association, as Documentation Agents